UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Shareholders held on May 5, 2017, our shareholders voted as indicated below on the following proposals. All proposals passed and each director nominee was re-elected.

1.	Election of six directors for a one-year term of office expiring at the 2018 Annual Meeting.

	Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
1a.	Robert J. Eck	42,461,907	3,396,808	71,356	3,214,614
1b.	L. Patrick Hassey	41,498,296	4,357,548	74,227	3,214,614
1c.	Michael F. Hilton	37,288,021	8,569,485	72,565	3,214,614
1d.	Tamara L. Lundgren	42,454,431	3,413,154	62,486	3,214,614
1e.	Abbie J. Smith	41,795,208	4,072,525	62,338	3,214,614
1f.	Hansel E. Tookes, II	42,252,745	3,612,681	64,645	3,214,614

2.	Ratification of PricewaterhouseCoopers LLP as independent registered certified public accounting firm for the 2017 fiscal year.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
48,293,119	773,451	78,115	—

3.	Approval, on an advisory basis, of the compensation of our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
31,240,771	14,300,257	389,043	3,214,614

4.	Approval, on an advisory basis, of the frequency of the shareholder vote on the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
40,410,152	136,375	5,313,635	69,909	3,214,614

Based on the results of this non-binding advisory vote, the Board of Directors of the Company has determined that future advisory votes on the compensation of our named executive officers will be held annually and will be included in the proxy materials for each Annual Meeting, until the next required vote on the frequency of the advisory vote on the compensation of our named executive officers.

5.	Vote on a shareholder proposal to permit shareholder action by written consent.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
26,723,872	18,568,990	637,209	3,214,614

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2017	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary